UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2009

VASCO Data Security International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24389	36-4169320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210 Oakbrook Terrace, Illinois	60181
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2009 Compensation

On January 8, 2009, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of VASCO Data Security International, Inc. (“VASCO”) amended the compensation to be paid to its three named executive officers, T. Kendall Hunt, Jan Valcke and Clifford K. Bown, during fiscal year 2009. Bonuses for each of the named executive officers depend upon the achievement of certain performance goals by VASCO during 2009.

Cash Compensation

Name of Executive Officer	Position	Base Salary	Bonus (1)	Total Cash Compensation
T. Kendall Hunt	Chief Executive Officer	$375,000	$300,000	$675,000
Jan Valcke	President and Chief Operating Officer	320,000 Euros (approx. $431,000)(2)	288,000 Euros (approx. $388,000)(2)	608,000 Euros (approx. $818,000)(2)
Clifford K. Bown	Chief Financial Officer	$315,000	$189,000	$504,000

(1)	Each executive officer’s right to the bonus cash compensation is subject to VASCO’s achievement of an earnings per share goal for fiscal year 2009. Each will receive a percentage of a target bonus based on the percentage of the performance goal achieved by the Company. The amounts in this column reflect 100% bonus payouts. Each will receive 0% bonus if less than 80% of the performance goal is achieved, 50-75% bonus if 80-90% of the performance goal is achieved, 100% bonus if 100% of the performance goal is achieved, and 110-150% bonus if 110-140% of the performance goal is achieved. The bonus paid for performance at a level between stated performance percentages will be interpolated.
(2)	Dollar amounts calculated based on (1 Euro = $1.346).

Long-Term Incentive Compensation: Economic Value Grants

In addition to each named executive officer’s cash compensation, the executive officers were awarded grants of shares of restricted VASCO common stock and performance-based shares of restricted VASCO common stock on January 8, 2009, under the VASCO Data Security International, Inc. 1997 Stock Compensation Plan (the “1997 Plan”). The closing price for VASCO common stock on the grant date was $8.55.

Name of Executive Officer	Number of Shares of Restricted Common Stock (1)(3)	Number of Shares Performance-Based Restricted Stock (2)(3)
T. Kendall Hunt	29,779	36,350
Jan Valcke	21,376	26,094
Clifford K. Bown	16,676	20,356

(1)	25% of these shares will vest on each of the first four anniversary dates of the grant, if the executive has been continuously employed by VASCO through the respective anniversary.
(2)	Each executive officer’s right to these performance-based restricted shares is subject to VASCO’s achievement of a cumulative fully-diluted earnings per share goal for the three years ending December 31, 2011. The amounts in this column reflect the number of shares that will be received if the Company achieves 100% of the performance goal. Each executive officer will receive 0% of the shares if less than 80% of the performance goal is achieved, 50% of the shares if 80% of the performance goal is achieved, 100% of the shares if 100% of the performance goal is achieved, and 125% of the shares if 140% of the performance goal is achieved. The shares received for performance at a level between stated performance percentages will be interpolated.

(3)	In the event of the executive officer’s death or disability prior to the vesting of all of the shares, any unvested and unforfeited shares will vest at that time. Under certain circumstances, all or a portion of the unvested and unforfeited shares would also vest upon a termination of employment following a “change in control” as defined in the 1997 Plan.

On January 8, 2009, the Compensation Committee also approved new forms of award agreements pursuant to which the above-described awards to the executive officers were issued. The new form award agreements are substantially similar to their respective predecessor award agreements, except that the new form award agreements:

•	Provide for vesting of the restricted common stock and the performance shares upon the executive officer’s death or disability prior to vesting of all of the shares;

•	Provide for accelerated vesting of the restricted common stock upon certain terminations of employment after a “change in control” (as defined in the 1997 Plan);

•

Provide for vesting of a portion of the performance shares prior to the expiration of the performance period upon certain terminations of employment after a “change in control” (as defined in the 1997 Plan);

•

Provide that an executive officer’s shares will be forfeited and any payments with respect to the shares must be reimbursed to VASCO if the executive officer’s “wrongful act” was a significant contributing factor to VASCO or a subsidiary having to restate all or a portion of its financial statements; and

•

Provide that an executive officer’s unpaid and unsettled shares will be forfeited if the executive officer engages in certain activities competitive with VASCO, discloses proprietary information of VASCO or fails to cooperate with VASCO in certain legal proceedings.

The new forms of award agreements also specify that the shares (and any related dividends or distributions) are intended to be exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder.

The above description of the new form award agreements is qualified in its entirety by reference to the complete texts of the forms of such new form award agreements, copies of which are attached hereto as Exhibit 10.1 (Form of Award Agreement For Restricted Shares Under the VASCO Data Security International, Inc. 1997 Stock Compensation Plan (time-vesting)) and Exhibit 10.2 (Form of Award Agreement For Restricted Shares Under the VASCO Data Security International, Inc. 1997 Stock Compensation Plan (performance-based vesting)).

Clifford K. Bown Letter Agreement

VASCO and Clifford K Bown entered into a letter agreement dated January 8, 2009 (the “New Letter Agreement”). The New Letter Agreement amended the previous letter agreement between VASCO and Mr. Bown dated February 26, 2007 (the “First Letter Agreement”), that had supplemented the Employment Agreement dated January 1, 2003, between VASCO and Mr. Bown. The New Letter Agreement extended the term of Mr. Bown’s assignment to work in Switzerland until March 31, 2010 and increased his monthly allowance for goods and services. It also specified that Mr. Bown’s annual base salary and annual targeted cash bonus amounts shall not be less than the amounts set forth in the table above and that his allowances for housing and utilities and for transportation be paid monthly in Swiss francs.

The above description of the New Letter Agreement is qualified in its entirety by reference to the complete text of the New Letter Agreement, a copy of which is attached hereto as Exhibit 10.3.

Item 8.01	Other Events.

Employment Agreement Amendments

Effective December 31, 2008, VASCO and each of T. Kendall Hunt and Clifford K. Bown entered into amendments to such officers’ respective employment agreements. The amendments were approved by the Compensation Committee of the Company’s Board of Directors and incorporated applicable provisions under Section 409A of the Code and the regulations thereunder. The Company does not consider the amendments to the employment agreements to be material.

The above description of the amendments to the employment agreements is qualified in its entirety by reference to the complete texts of such amendments, copies of which are attached hereto as Exhibit 10.4 (Employment Agreement Amendment – T. Kendall Hunt) and Exhibit 10.5 (Employment Agreement Amendment – Clifford K. Bown).

1997 Stock Compensation Plan Amendment

On December 19, 2008, the Board of Directors of VASCO amended the 1997 Plan. The amendment to the 1997 Plan removed VASCO’s ability to make or arrange loans to participants with respect to awards under the 1997 Plan. In addition, the amendment incorporated applicable provisions under Section 409A of the Code and the regulations thereunder. The Company does not consider the amendment to the 1997 Plan to be material.

The above description of the amendment to the 1997 Plan is qualified in its entirety by reference to the complete text of such amendment, a copy of which is attached hereto as Exhibit 10.6.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1	Form of Award Agreement for Restricted Shares Under the VASCO Data Security International, Inc. 1997 Stock Compensation Plan (time-vesting).

10.2	Form of Award Agreement for Restricted Shares Under the VASCO Data Security International, Inc. 1997 Stock Compensation Plan (performance-based vesting).

10.3	Letter agreement dated January 8, 2009, between VASCO Data Security International, Inc. and Clifford K. Bown.

10.4	Employment Agreement Amendment, dated December 31, 2008, between VASCO Data Security International, Inc. and T. Kendall Hunt.

10.5	Employment Agreement Amendment, dated December 31, 2008, between VASCO Data Security International, Inc. and Clifford K. Bown.

10.6	Amendment to the VASCO Data Security International, Inc. 1997 Stock Compensation Plan, dated December 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VASCO Data Security International, Inc.

Date: January 14, 2009	By:	/s/ T. Kendall Hunt
T. Kendall Hunt
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
10.1	Form of Award Agreement for Restricted Shares Under the VASCO Data Security International, Inc. 1997 Stock Compensation Plan (time-vesting).

10.2	Form of Award Agreement for Restricted Shares Under the VASCO Data Security International, Inc. 1997 Stock Compensation Plan (performance-based vesting).

10.3	Letter agreement dated January 8, 2009, between VASCO Data Security International, Inc. and Clifford K. Bown.

10.4	Employment Agreement Amendment, dated December 31, 2008, between VASCO Data Security International, Inc. and T. Kendall Hunt.

10.5	Employment Agreement Amendment, dated December 31, 2008, between VASCO Data Security International, Inc. and Clifford K. Bown.

10.6	Amendment to the VASCO Data Security International, Inc. 1997 Stock Compensation Plan, dated December 19, 2008.